UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2017 (June 6, 2017)

ULTRA PETROLEUM CORP.

(Exact name of registrant as specified in its charter)

Yukon, Canada	001-33614	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 North Sam Houston Parkway East, Suite 1200

Houston, Texas 77060

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (281) 876-0120

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1.	Registrant’s Business and Operations

Item 1.01.	Entry Into a Material Definitive Agreement.

As previously disclosed, on April 12, 2017, Ultra Resources, Inc. (“Ultra Resources”), an indirect, wholly-owned subsidiary of Ultra Petroleum Corp. (the “Company”), as borrower, entered into a certain Credit Agreement (the “Credit Agreement”) with Bank of Montreal, as administrative agent (“Agent”), and the other lenders party thereto (collectively, the “Lenders”), and the Company and UP Energy Corporation, a wholly-owned subsidiary of the Company, as parent guarantors.

On June 6, 2017, Ultra Resources and the Lenders entered into a certain First Amendment to Credit Agreement (the “First Amendment”). As amended, the Credit Agreement includes, among other things, a new defined term “Decrease and Maintenance Lenders” which applies to redeterminations of the Borrowing Base under the Credit Agreement during a period when there are seven or more Non-Defaulting Lenders party to the Credit Agreement. At the time of the First Amendment and as of the date of this Current Report on Form 8-K, there are seven Lenders party to the Credit Agreement. Capitalized terms used in this Current Report on Form 8-K but not specifically defined herein have the meanings specified for such terms in the Credit Agreement, a copy of which is filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed April 18, 2017.

This summary of the First Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the First Amendment, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Section 9.	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	First Amendment to Credit Agreement dated June 6, 2017, by and among Ultra Resources, Inc., as Borrower, Bank of Montreal, as Administrative Agent for the Lenders, Barclays Bank PLC, as Syndication Agent, Joint Lead Arranger and Joint Bookrunner, Goldman Sachs Bank USA, as Documentation Agent, Joint Lead Arranger and Joint Bookrunner, Capital One National Association, as Documentation Agent, BMO Capital Markets Corp., as Joint Lead Arranger and Joint Bookrunner, and each of the Lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA PETROLEUM CORP.

June 12, 2017	By:	/s/ Garrett B. Smith
	Name:	Garrett B. Smith
	Title:	Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	First Amendment to Credit Agreement dated June 6, 2017, by and among Ultra Resources, Inc., as Borrower, Bank of Montreal, as Administrative Agent for the Lenders, Barclays Bank PLC, as Syndication Agent, Joint Lead Arranger and Joint Bookrunner, Goldman Sachs Bank USA, as Documentation Agent, Joint Lead Arranger and Joint Bookrunner, Capital One National Association, as Documentation Agent, BMO Capital Markets Corp., as Joint Lead Arranger and Joint Bookrunner, and each of the Lenders party thereto.